Commitments and Contingencies	12 Months Ended
Jul. 31, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS & CONTINGENCIES

5.   COMMITMENTS & CONTINGENCIES

The Company granted the underwriters a 45-day option to purchase up to 600,000 additional Units to cover the over-allotment at the Public Offering price less the underwriting discounts and commissions.  This over-allotment expired unexercised and the initial shareholder forfeited 200,000 Ordinary Shares previously purchased.

The underwriters will be entitled to a corporate finance fee of two percent (2.0%) of the Public Offering, payable in cash upon the closing of a Business Combination. The deferred corporate finance fee of $800,000 is reflected in the accompanying balance sheet.